UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 3, 2006
KB HOME
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9195 (Commission File Number)	95-3666267 (IRS Employer Identification No.)
10990 Wilshire Boulevard, Los Angeles, California 90024
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (310) 231-4000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Exhibits
SIGNATURES
EXHIBIT INDEX
EX-1.9
EX-4.26
EX-4.27
EX-5.2

Item 8.01 Other Events.
     On March 29, 2006, KB Home filed a prospectus supplement, dated March 27, 2006, under its Registration Statement on Form S-3 (333-120458), relating to the offering of $300,000,000 aggregate principal amount of its 7-1/4% Senior Notes due 2018 (the “Notes”). Exhibits are filed herewith in connection with the issuance of the Notes on April 3, 2006.
Item 9.01 Exhibits
(c) Exhibits.
1.9	Underwriting Agreement, dated March 27, 2006, regarding $300,000,000 of KB Home’s 7-1/4% Senior Notes due 2018.

4.26	Form of 7-1/4% Senior Note due 2018.

4.27	Officers’ Certificate and Guarantors’ Officers’ Certificate dated April 3, 2006, establishing the form and terms of the Notes.

5.2	Opinion of Munger, Tolles & Olson LLP.

8.1	Tax Opinion of Munger, Tolles & Olson LLP (included in Exhibit 5.2).

23.3	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.2).

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2006	KB HOME

	By:	/s/ Charles F. Carroll
Charles F. Carroll
Vice President, Deputy General Counsel and
Corporate Secretary

3

EXHIBIT INDEX

Exhibit
No.
1.9	Underwriting Agreement, dated March 27, 2006, regarding $300,000,000 of KB Home’s 7-1/4% Senior Notes due 2018.

4.26	Form of 7-1/4% Senior Note due 2018.

4.27	Officers’ Certificate and Guarantors’ Officers’ Certificate dated April 3, 2006, establishing the form and terms of the Notes.

5.2	Opinion of Munger, Tolles & Olson LLP.

8.1	Tax Opinion of Munger, Tolles & Olson LLP (included in Exhibit 5.2).

23.3	Consent of Munger, Tolles & Olson LLP (included in Exhibit 5.2).

4